Exhibit 99.1

Investor Presentation March, 2015 Global Safe Reliable

Forward - Looking Statements 2 This report contains f orward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, as well as statements as to the expectations, beliefs and future expected business, financial performance and prospects of the Company that are based on current expectations and are subject to certain risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, variations energy demand, changes in day rates, cancellation by our customers of drilling contracts, letter agreements or letters of intent or the exercise of early termination provisions, risks associated with fixed cost drilling operations, cost overruns or delays on shipyard repair, construction or transportation of drilling units, maintenance and repair costs, costs or delays for conversion or upgrade projects, operating hazards and equipment failure, risks of collision and damage, casualty losses and limitations on insurance coverage, customer credit and risk of customer bankruptcy , the general economy and energy industry, weather conditions in the Company’s operating areas, increasing complexity and costs of compliance with environmental and other laws and regulations, changes in tax laws and interpretations by taxing authorities, civil unrest and instability, terrorism and hostilities in our areas of operations that may result in loss or seizure of assets, the outcome of disputes and legal proceedings, effects of the change in our corporate structure, and other risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. Each forward - looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward - looking statements, except as required by law.

3 Company Overview & Investment Highlights Market Dynamics Delivering Shareholder Value Conclusion

4 Company Overview & Investment Highlights

Rowan’s Evolution into a High - Spec UDW and J ack - up Driller Rowan in 2004 • Offshore Drilling - Jack - up only • Land Drilling • Drilling Equipment Manufacturing • Aviation • Barge Tow and Transport 2004 2015 2011 2005 2005 December 2004 Sold ERA Aviation to SEACOR Holdings June 2011 Sold LeTourneau manufacturing for $1.1 billion June 2011 Initiated four rig, $3 billion UDW drillship expansion September 2011 Sold Land business for $510 MM December 2011 Completed jack - up newbuild program – $3 billion in 11 high - spec rigs Re - domesticated to the UK May 2012 April 2014 First UDW drillship begins operations in West Africa Rowan Today • A global offshore driller with high - specification ultra - deepwater and jack - up rigs 2013 2013 90 Year Anniversary 5 July 2010 Acquisition of SKEIE Drilling

Rowan Overview & Investment Highlights 6 As a result of our strategic initiatives and investments over the past few years, Rowan is now well positioned to reap significant benefits in the coming years 1. Competitive differentiation in drilling demanding wells 2. Young high - specification 1 fleet well positioned in key industry segments 3. Geographic diversity with assets located in seven markets 4. Strong earnings growth driven by expansion into more profitable UDW market 5. Large contract backlog, good liquidity and strong balance sheet 6. Experienced and loyal workforce Investment Highlights • RDC listed NYSE • Investment Grade (BBB - / Baa3) • 4051 Employees worldwide (2) • 34 Offshore Drilling Units • 4 UDW Drillships 3 Delivered + 1 Under Construction • 30 Jack - ups 19 High - Spec (1) + 8 Premium + 3 Cold Stacked Company Overview (1) High - specification Rig: Defined by Rowan as rigs with a two million pound or greater hook - load capacity. (2) As of December 31, 2014. 1 2 3 4 5 6

1 Rowan is Focused on Demanding Drilling Services

> *"Our mission is to be recognized by our customers as the most efficient and capable provider of demanding contract drilling services"*

Rig: *Mississippi / EXL III*
Customer: *McMoRan*
Wells drilled: *Davy Jones 1 & 2*
Location: *US GOM*
Total Depth (ft): *28,000+*
Pressure (psi): *25,000*
Temp (°F) : *400° +*





Rig: *Gorilla V*
Customer: *Total*
Wells drilled: *West Franklin*
Location: *North Sea*
Total Depth (ft): *18,000+*
Pressure (psi): *15,800+*
Temp(°F): *380° +*

Rig: *Bob Palmer*
Customer: *Shell*
Well drilled: *Joseph*
Location: *US GOM*
Total Depth (ft): *25,000+*
Pressure (psi): *24,500+*
Temp (°F): *450° +*



Rowan Ranks #1 among Offshore Drillers for HPHT Applications four out of the last five Energypoint Research Inc. surveys

Energypoint Research Inc — Rated 1st in HPHT Applications — Offshore Drillers — Customer Satisfaction — 2012

Energypoint Research Inc — Rated 1st in HPHT Applications — Offshore Drillers — Customer Satisfaction — 2013

7

19 Rowan High - Spec Jack - ups Includes data supplied by ODS - Petrodata, Inc. Copyright 2014 (as of 02/16/15) and Rowan Companies 8 Customers D emand Higher - Specification R igs • Drilling challenging wellbore designs • Focused on achieving lower wellbore costs • Higher standards post - Macondo Rowan has a Leading Position in High - Spec Jack - ups Number of High Specification Jack - Ups 2 0 2 4 6 8 10 12 14 16 18 20 Current High-Spec By YE 2017

Includes data supplied by ODS - Petrodata, Inc. Copyright 2014 (as of September 2014) and Rowan Companies 9 Best In Class Features • Two seven - ram BOPs • Equipped for 12,000 ft water depth • 1250 ton hook load • DP - 3 compliant with retractable thrusters • Five mud pumps with split mud systems • Four million pound riser tensioning system • Third load path • Accommodations for >200 people on board Rowan Ultra - Deepwater Drillships are Best in Class 2

3 Rowan's Diverse Global Footprint Spans Seven Markets



North Sea 6 JU
- Harsh environment HP/HT market
- Super Gorilla / N-Class well suited

US Gulf of Mexico 7 JU(2), 3 UDW(1)
- HP/HT Deep Gas
- Key location for demanding UDW

Middle East 10 JU
- Most active jack-up region in the world

Trinidad 2 JU
- Demanding environmental conditions

West & North Africa 1 JU , 1 UDW
- Large UDW market
- Expanding high-spec jack-up market
- Expanding HP/HT environment

SE Asia 4 JU
- NOC / IOC high grading fleets
- Multiple country demand

4	19	8	3
UDW Drillships (1)	High-Spec Jack-ups	Premium Jack-ups	Commodity Jack-ups (2)

(1) One ultra-deepwater drillships currently under construction
(2) Three cold-stacked

10

Rowan’s Four UDW Rigs Contracted; First Three on Rate 11 4 1 Rowan Renaissance Delivered Jan 2014 3 - Year Contract Commenced Apr 2014 West Africa 2 Rowan Resolute Delivered Jul 2014 3 - Year Contract Commenced Oct 2014 US GOM 3 Rowan Reliance Delivered Nov 2014 3 - Year Contract Commenced Feb 2015 US GOM 4 Rowan Relentless Delivery Mar 2015 2 - Year Contract Commences July 2015 US GOM

Rowan has a Strong Backlog and Diverse Customer Base 12 $1.2 $1.5 2010 2011 2012 Current (1) $2.2 $5.1 Contract backlog has quadrupled in four years USD Billions 12 (1) Current Rowan contract backlog as of 02/19/2015. Strong Coverage in Mid East & N Sea 49%; UDW 43% USD Billions 43% 33% 16% 4% 2% 1% 1% 0% Deepwater Middle East Norway Trinidad UK Southeast Asia Tunisia Gulf of Mexico 5

Rowan Maintains Good Liquidity and Strong Balance Sheet 13 ▪ Investment grade credit rating » Provides access to capital in strong and weak markets » Provides stability and ability to seize opportunities in down markets ▪ Attractive debt maturity profile ▪ $ 1 billion revolving credit facility - Short - term draw of up to $200 million to be repaid by the end of 2015 to finance newbuild construction ▪ Capex expected to significantly decline to normalized maintenance levels after fourth UDW rig delivered in 2015 5

Rowan has an Experienced and L oyal Workforce ▪ 92 - Year history of operating excellence ▪ Culture of continuous improvement ▪ Experienced and loyal employees with proven industry leadership ▪ Goal of highest customer satisfaction with a strong commitment to safe and reliable operations 14 Rowan is one team built around great equipment, great people, and a shared mission and values 6

15 Market Dynamics

-80 -60 -40 -20 0 20 40 60 80 1985 1980 1975 1970 2015 2010 2005 2000 1995 1990 1980s Era Jack - ups Approaching 40 Years of Age • Design life of 1980s era jack - ups was approximately 30 years • Today, 38 j ack - ups are 40 years of age or older, 294 jack - ups will reach 40 years of age by 2025 • Only the most marketable older jack - ups will stay active in the face of new competition 16 Total jack - up market additions and attrition by year (1970 - 2017) Number of rigs 306 JACK - UPS OVER 25 YEARS 337 JACK - UPS ORDERED IN LATEST CYCLE Attrition Could Accelerate 205 DELIVERED TO DATE Includes data supplied by ODS - Petrodata, Inc; Copyright 2015 (as of 02/10/15) Additions Attrition (accident) Attrition (retirement) 2020

-80 -60 -40 -20 0 20 40 60 80 2010 2005 2000 1995 1990 1985 2015 1980 1975 1970 1980s Era Jack - ups Approaching 40 Years of Age 17 38 Over 40 Years Today 294 Over 40 Years By 2024 • Design life of 1980s era jack - ups was approximately 30 years • Today, 38 jack - ups are 40 years of age or older, 294 jack - ups will reach 40 years of age by 2025 • Only the most marketable older jack - ups will stay active in the face of new competition Attrition Expected to Accelerate Total jack - up market additions and attrition by year (1970 - 2017) Number of rigs 2020 Effect on worldwide fleet if all 40 year old JUs left the market JUs Over 40 years old Attrition (retirement) Attrition (accident) Additions Includes data supplied by ODS - Petrodata, Inc; Copyright 2015 (as of 02/10/15)

0 5 10 15 20 25 30 35 40 Before 1Q15 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 After 2Q16 Orig Delivery Date Current Delivery Date Uncontracted Newbuild Deliveries Pushing to the Right BUYER PROFILE Many buyers are investors not intending to operate the rigs • Ordered with intent to sell rig before delivery • Difficult to market rigs without supporting infrastructure • 10/90 financing typical in China DELAY MOTIVATIONS • Risk to shipyard that buyers walk away • Few buyers of assets have surfaced to date » Bid/ask gap still wide » Asset quality concerns Rigs Deliveries per Quarter • 117 uncontracted jack - ups on order • 20% have delayed delivery by > 6 months Jack - ups 18 Includes data supplied by ODS - Petrodata, Inc; Rowan competitive intelligence. Copyright 2015 (as of 03/19/15)

0 2 4 6 8 10 12 14 16 18 20 Before 1Q15 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 After 2Q16 Original Delivery Current Delivery Uncontracted Newbuild Deliveries Pushing to the Right BUYER PROFILE Most buyers are established drilling contractors intending to operate the rigs • Most ordered at established shipyards in S. Korea and Singapore • 20/80 financing typical DELAY MOTIVATIONS • Avoiding large payment due upon delivery • Hoping for better 2016 market • Takeout financing may become more difficult and/or expensive to execute Rigs Deliveries per Quarter • 39 uncontracted floaters on order • 33% have delayed delivery by > 6 months Drillships and Semi - Submersibles 19 Includes data supplied by ODS - Petrodata, Inc; Rowan competitive intelligence. Copyright 2015 (as of 03/19/15)

20 Delivering Shareholder Value

Rowan’s Three Priorities to Drive Performance 21 Rowan will improve our return on assets, profit margins, and grow the earnings power of our fleet . Strong Financial Returns Employees want to be part of a winning high - performing team , a career path with development opportunities, and a healthy work - life balance. Best Place To Work Customers want • Safe and reliable operations • Operational risk and procedural discipline • Low flat spot time Highest Customer Satisfaction

Rowan’s is Focused on Strong Financial Returns 22 Execution Cost Control Optimal Capital Allocation Strong Financial Returns

Execution: Reduce OOS Time, Maintain Low Downtime

Rowan is focused on maintaining low levels of operational downtime and reducing out-of-service time (except for repositioning and reaction to market conditions) to drive higher earnings and improve margins

Unbillable Operational Downtime (1)
Percentage available rig days

Jack-up Targeted at 2.5%

Drillships Targeted at ~5%



2.7%
3.4%
3.3%
3.9%
1.9%
1.7%
3.3%
2.5%
1.4%
0.8%
0.7%
1.3%
1.1%
1.8%
0.8%
1.1%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

Out-of-Service Time (OOS) (2)
Percentage available rig days

FY 2015 Targeted at 3-6% (excludes idle time)



25%
20%
27%
17%
11%
11%
14%
10%
9%
8%
13%
10%
13%
13%
9%
7%
3-6%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15 Est.

(1) Rowan's three drillships went on rate April 22, 2014, October 16, 2014 and February 1, 2015. The Company continues to expect drillship operational downtime to be less than 5% of operating days following an initial break-in period of operations, which could range from approximately six months to one year, during which time the actual rate could be somewhat higher.
(2) Out-of-Service Time (OOS) are those days when a rig is (or planned to be) out of service and is not able to earn revenue. The Company may be compensated for certain out-of-service days, such as for shipyard stays or for rig transit periods preceding a contract; however, recognition of any such compensation is deferred and recognized over the period of drilling operations.

23

Cost Control: Rowan is Focused on Cost Efficiency 24 Cost Structure • Review all back office and support processes for efficiency and focus on control of off - rig costs going forward Cost Control • Improve maintenance systems • Emphasis on preventative maintenance Maintenance Systems Rig Inventories • Reduce spend by optimizing inventories of parts and capital spares • S trategically source by concentrating spend at fewer vendors Performance Management • Drive performance through clear incentives at regional and rig levels After Rowan’s Rapid Expansion into UDW, Norway, and SE Asia, Costs are Moderating

Capital Allocation: Options to Maximize Shareholder Value 25 As Rowan begins to generate free cash flow, we will consider all capital allocation options while maintaining an investment grade credit rating Asset Acquisitions and Divestitures • Consider acquisition of quality assets if pricing and contract opportunities are attractive • Consider building assets against contracts with suitable rate and term • Engaged a rig broker to assist in divesting older assets Dividends • Enhance shareholder value through a regular quarterly cash dividend Share Repurchases • Stay the course for now in this uncertain time; Opportunistically consider share repurchases Upgrades of Existing Rigs Invest in older assets only if returns are clear • Life enhancement projects completed on most older rigs • Invest in older assets only for term contracts, ideally with customer reimbursement

26 Conclusion

Rowan is Positioned to Benefit from its Strategic Actions 27 Competitive differentiation in drilling demanding wells 1 Young high - specification fleet well positioned in key industry segments 2 Geographic diversity with assets located in seven markets 3 5 Large contract backlog, good liquidity and strong balance sheet 4 Strong earnings growth driven by expansion into more profitable UDW market 6 Experienced and loyal workforce Global Safe Reliable

28 Appendix

Global Jack - up Fleet Utilization is 82%, Marketed 88% Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 01/19/15) US GOM Indian Ocean North Sea Mediterranean Middle East Southeast Asia Mexico C&S America West Africa Australia 36% 56 Rigs 88% 58 Rigs 76% 17 Rigs 72% 29 Rigs 97% 33 Rigs 100% 1 Rigs 84% 73 Rigs 86% 155 Rigs 81% 16 Rigs 98% 51 Rigs Worldwide jack - up utilization by region Fleet t otal: 541 rigs 29

Jack - up Market Bifurcation Continues 20 40 60 80 100 IS, MS, MC <300'IC 300'IC 350'+ IC(including High Spec) % 30 Includes data supplied by ODS - Petrodata , Inc ; Copyright 2015 (as of 02/05/15) 64 units 126 units 139 units 211 units Worldwide jack - up utilization by rig class Percent

31 High - Spec, Quality Jack - ups Still Command Premium Rates $0 $50,000 $100,000 $150,000 $200,000 $250,000 IS, MS, MC <300'IC 300'IC 350'+ IC(including High Spec) ~$88K ~$105K ~$116K ~$176K Earned day rates worldwide by rig class USD Includes data supplied by ODS - Petrodata , Inc ; Copyright 2015 (as of 02/05/15)

32 32 Global Drillship Fleet Utilization i s 81%, Marketed 83 % USA Indian Ocean North Sea Far East Southeast Asia S. America West Africa Australia 85% 39 Rigs 100% 25 Rigs 80% 30 Rigs 100% 8 Rigs 100% 1 Rig 33% 9 Rigs 0% 1 Rigs 100% 1 Rig Includes data supplied by ODS - Petrodata, Inc; Copyright 2014 (as of 01/19/15) Mediterranean 66% 3 Rig Fleet t otal: 117 rigs Worldwide drillship utilization by region Percent

UDW Utilization Remains Above 85% … So Far 33 50 60 70 80 90 100 <5,000' 5,000'-7,499' 7,500'-9,999' 10,000'+ % *Floater Market includes drillships and semis Data supplied by ODS - Petrodata, Inc; Copyright 2015 (as of 02/05/15) 114 units 51 units 110 units Worldwide floater utilization by water depth 46 units

34 Later Generation Floaters Attain Higher Rates $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 <5,000' 5,000'-7,499' 7,500'-9,999' 10,000'+ ~$513K ~$338K ~$386K ~$425K Earned day rates worldwide by water depth *Floater Market includes drillships and semis Data supplied by ODS - Petrodata , Inc ; Copyright 2015 (as of 02/05/15)

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Gorilla III * EXL II * Gorilla VI * Rowan Viking * Rowan Norway Rowan California * Bob Palmer * Scooter Yeargain * Bob Keller * Hank Boswell * Rowan Mississippi * Rowan Relentless * Rowan Renaissance * Rowan Resolute * Rowan Reliance Rowan Contract Backlog Extends into 2017 and Beyond 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2 0 1 5 UDW N SEA MIDEAST T&T As of 03/19/2015 Fleet Status Report 2 0 1 6 1Q 2Q 3Q 4Q 2 0 1 7 1Q 2Q 3Q 2 0 1 8 4Q May 2024 35 USGOM & WEST AFRICA JACK - UPS * Rowan high - spec rigs =

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 * R. Coffman Gorilla II * J.P. Bussell * EXL I * EXL IV C. Provine * Gorilla IV * Joe Douglas * EXL III * Gorilla V * Gorilla VII * Stavanger Middletown C. Rowan Arch Rowan Gilbert Rowe MED Rowan is Marketing its Jack - ups Widely * Rowan high - spec rigs = J F M A M J J A S O N D 2 0 1 5 USGOM N SEA MIDEAST SE ASIA As of 03/19/2015 Fleet Status Report BHP Trinidad January 2016 JACK - UPS 36

2015 $527 MM Rowan’s Newbuild Drillship Program is Fully Financed (in USD millions) Actual 12/31/2014 Projected 12/31/2015 Cash and available credit $1,339 $1,250 Total Debt $2,807 $2,807 Total Debt - to - Cap 37% 36% Net Debt - to - Cap 34% 34% 37 Investment Grade Balance Sheet (Baa3/BBB - ) Rowan Remaining Newbuild Capex as of 12/31/2014 In January 2014, Rowan completed an $800 million public debt offering and increased its revolver to $1 billion (1) The Company expects to incur approximately $120 million of capital expenditures in 2015 for mobilization, commissioning, riser gas - handling equipment , software certifications and drillship fleet spares to support its deepwater operations, and approximately $10 million for late - arriving equipment for the first two drillships delivered in 2014. (1)

Current Rowan Avg. Regional Offshore Rig Operating Costs 38 Region Jack - ups ($K/day) Gulf of Mexico Low – Mid $50s Middle East Mid $50s – Low $70s U.K. North Sea Mid – High $80s Norway North Sea Mid - High $150s Southeast Asia Low – Mid $50s Trinidad High $60s – Mid $70s As of 02/27/2015. Ranges exclude mobilization amortization and rebills. Daily operating costs vary by rig class and region. Hi gher capable rigs generally earn higher day rates and typically have higher operating costs per day. During shipyard stays, crew and other pe rso nnel - related costs are usually capitalized rather than expensed. Region Drillships ($K/day) Gulf of Mexico Low – Mid $160s West Africa Mid $200s – Low $210s

2015 Operating Cost Components 39 58% 11% 15% 3% 1% 3% 9% Labor & Fringes Employee-related * R&M Insurance Rig moves Rebillables All other ** * Employee - related costs include training, catering and crew transportation ** Other includes rentals, medics, agent commissions, satellite communications and other misc. drilling costs Percentage of total operating costs

Rowan Guidance as of February 27, 2015 Key metrics: 4Q 2014 Actual 1Q 2015 Projected FY 2015 Projected Jack - up/Drillship Out of Service Time (2) 7% 3 - 6% 3 - 6% Jack - up Operational Downtime (unbillable) 1.1% 2.5% 2.5% Drillship Operational Downtime (1) 1.2% N/A Slightly higher than 5% Contract Drilling Expenses (excluding rebills) $257 MM $275 - $280 MM $1.1 - 1.2 BN SG&A $34 MM $31 - $33 MM $120 - $130 MM Depreciation $93 MM $90 - $92 MM $385 - $395 MM Interest Expense, Net of Capitalized Interest $30 MM $31 - $33 MM $140 - $145 MM Effective Tax Rate 10% 5 - 15% 5 - 15% Capital Expenditures $582 MM N/A $850 - $875 MM 40 (1) Rowan expects operational downtime for the drillships to be less than 5% after approximately six - months up to one year break in period during which operational downtime is likely to be somewhat higher. (2) Out - of - service days are days where a rig is (or is planned to be) out - of - service and is not able to earn revenue, and excludes operational downtime.

Outstanding Debt is $2.8 Billion as of December 31, 2014 Outstanding debt notes and maturity date December 31, 2014 Carrying Value 5% Senior Notes, due 2017 $399,244 7.875% Senior Notes, due 2019 $498,500 4.875% Senior Notes, due 2022 $711,640 4.75% Senior Notes, due 2024 $399,631 5.4% Senior Notes, due 2042 $398,417 5.85% Senior Notes, due 2044 $399,892 $2,807,324 41 *Weighted - average annual interest rate is 5.6%

Glossary of Terms and Acronyms Blowout Preventer (BOP): An emergency shut - off device comprised of a series, or “stack”, of valves that shut the wellbore in the event that hydrocarbons enter the wellbore and pressure containment is compromised. The BOP is intended to serve as a pressure control system of last resort. Cold - stacked Rig: An offshore rig that is not actively marketed and is completely down - manned. Cold stacked rigs generally require significant time and capital expenditures to reactivate. Day rate Contract : A contractual agreement where a drilling contractor is paid a daily rate. Customer carries majority of the operating risk so long as the drilling contractor meets the basic standards of equipment and personnel specified by the contract. High - specification Rig : Defined by Rowan as rigs with a two million pound or greater hook - load capacity. Hook - load: A commonly used metric to define the lifting capacity of a rigs derrick system. Operational Downtime : Defined as the unbillable time a rig is under contract and unable to conduct planned operations due to equipment breakdowns or procedural failures. Estimate operational downtime for Rowan’s jack - up fleet will typically approximate 2.5% of operating days on a go - forward basis. Estimate that operational downtime for Rowan’s newly constructed ultra - deepwater drillships will be less than 5% of operating days following an initial break - in period of operations, which could range from approximately six months to one year, during which time the actual rate could be somewhat higher. Out - of - Service Days (OOS): Defined as those days when a rig is (or planned to be) out of service and is not able to earn revenue. The Company may be compensated for certain out - of - service days, such as for shipyard stays or for rig transit periods preceding a contract; however, recognition of any such compensation is deferred and recognized over the period of drilling operations. Utilization : A rate that specifies the percentage of time that a rig (or fleet of rigs) earned day rate in a specified period. 42

Investor Contact: Suzanne M. Spera Director, Investor Relations sspera@rowancompanies.com 713.960.7517 Rowan Companies 2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowan.com